                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                   Global Small Cap Fund Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                           GLOBAL SMALL CAP FUND INC.

                             ---------------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 19, 1998

                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Global Small Cap Fund Inc. ('Fund') will be held on November 19, 1998 at 10:30 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

          (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 1999, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending July 31, 1999; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on September 18, 1998. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

September 29, 1998
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                VALID SIGNATURE
------------------------------------------------------   -------------------------------

Corporate Accounts

  (1) ABC Corp........................................   ABC Corp.
                                                          John Doe, Treasurer

  (2) ABC Corp........................................   John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer...............   John Doe

  (4) ABC Corp. Profit Sharing Plan...................   John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............................   Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership............   Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............................   Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78.............   Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA/UTMA............................   John B. Smith

  (2) Estate of John B. Smith.........................   John B. Smith, Jr.
                                                          Executor

                           GLOBAL SMALL CAP FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                            ------------------------

                                PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 19, 1998

                            ------------------------

     This statement is furnished to the shareholders of Global Small Cap Income Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on November 19, 1998, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about October 1, 1998.

     A majority of the shares outstanding on September 18, 1998, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, September 18, 1998, the Fund had 3,801,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

     The Fund's annual report containing financial statements for the fiscal year ended July 31, 1998, is being mailed to shareholders concurrently with this proxy statement.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. PaineWebber may from time to time act as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

     GE Investment Management Incorporated ('GEIM') serves as the Fund's sub-adviser. GEIM is a wholly owned subsidiary of General Electric Company and is a registered investment adviser. GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ('GEIC'), which also is a registered investment adviser and a wholly owned subsidiary of General Electric Company. GEIM's principal business address is 3003 Summer Street, Stamford, Connecticut 06905.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Mr. Bewkes has served as a director from the Fund's inception except for a brief period during 1993. Mr. Armstrong has served as a director of the Fund since 1995. Each of the other directors was first elected to the board on April 11, 1996. Directors will be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, they will constitute the entire board of directors of the Fund. None of the current directors and executive officers (19 persons) beneficially owned any shares of the Fund on August 31, 1998.

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS                AUGUST 31, 1998**
--------------------------------  -----------------------------------------------------------   -------------------
Margo N. Alexander*; 51           Director and president. Mrs. Alexander is president, chief             --
                                  executive officer and a director of Mitchell Hutchins
                                  (since January 1995), and an executive vice president and
                                  director of PaineWebber since March 1984. Mrs. Alexander is president and a director or trustee of 32 investment
                                  companies for which Mitchell

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS                AUGUST 31, 1998**
--------------------------------  -----------------------------------------------------------   -------------------
                                  Hutchins, PaineWebber or their affiliates serve as
                                  investment adviser.

Richard Q. Armstrong; 63          Director. Mr. Armstrong is chairman and principal of R.Q.A.           --
                                  Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong
                                  was chairman of the board, chief executive officer and
                                  co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparking/still waters) (October
                                  1993-March 1995). He was a partner of The New England
                                  Consulting Group (management consulting firm) (December
                                  1992-September 1993). He was managing director of LVMH
                                  U.S. Corporation (U.S. subsidiary of the French luxury
                                  goods conglomerate, Louis Vuitton Moet Hennessey
                                  Corporation) (1987-1991) and chairman of its wine and
                                  spirits subsidiary, Schieffelin & Somerset Company
                                  (1987-1991). Mr. Armstrong is a director or trustee of 31
                                  investment companies for which Mitchell Hutchins,
                                  PaineWebber or their affiliates serve as investment
                                  adviser.

E. Garrett Bewkes, Jr.*; 72       Director and chairman of the board of directors. Mr. Bewkes           --
                                  is a director of PW Group (holding company of PaineWebber
                                  and Mitchell Hutchins). Prior to December 1995, he was a
                                  consultant to PW Group. Prior to 1988, he was chairman of
                                  the board, president and chief executive officer of
                                  American Bakeries Company. Mr. Bewkes is also a director of
                                  Interstate Bakeries Corporation. Mr. Bewkes is a director
                                  or trustee of 34 investment companies for which Mitchell
                                  Hutchins, PaineWebber or their affiliates serve as
                                  investment adviser.

Richard R. Burt; 51               Director. Mr. Burt is chairman of IEP Advisors, Inc.                  --
                                  (international investments and consulting firm) (since
                                  March 1994) and a partner of McKinsey & Company (management consulting firm) (since 1991). He is also a director of
                                  Archer-Daniels-Midland Co. (agricultural commodities),
                                  Hollinger International Co. (publishing), Homestake Mining
                                  Corp., Powerhouse Technologies Inc. and Wierton Steel Corp.
                                  He was the chief negotiator in the Strategic Arms Reduction
                                  Talks with the former Soviet Union (1989-1991) and the U.S.

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS                AUGUST 31, 1998**
--------------------------------  -----------------------------------------------------------   -------------------
                                  Ambassador to the Federal Republic of Germany (1985-1989).
                                  Mr. Burt is a director or trustee of 31 investment
                                  companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

Mary C. Farrell*; 48              Director. Ms. Farrell is a managing director, senior                  --
                                  investment strategist and member of the Investment Policy
                                  Committee of PaineWebber. Ms. Farrell joined PaineWebber in
                                  1982. She is a member of the Financial Women's Association and Women's Economic Roundtable and appears as a regular
                                  panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York University's
                                  Stern School of Business. Ms. Farrell is a director or
                                  trustee of 31 investment companies for which Mitchell
                                  Hutchins, PaineWebber or their affiliates serve as
                                  investment adviser.

Meyer Feldberg; 56                Director. Mr. Feldberg is Dean and Professor of Management            --
                                  of the Graduate School of Business, Columbia University.
                                  Prior to 1989, he was president of the Illinois Institute
                                  of Technology. Dean Feldberg is also a director of
                                  Primedia, Inc., Federated Department Stores, Inc. and
                                  Revlon, Inc. Dean Feldberg is a director or trustee of 33
                                  investment companies for which Mitchell Hutchins,
                                  PaineWebber or their affiliates serve as investment
                                  adviser.

George W. Gowen; 69               Director. Mr. Gowen is a partner in the law firm of                   --
                                  Dunnington, Bartholow & Miller. Prior to May 1994, he was a
                                  partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen
                                  is a director or trustee of 31 investment companies for
                                  which Mitchell Hutchins, PaineWebber or their affiliates
                                  serve as investment adviser.

Frederic V. Malek; 61             Director. Mr. Malek is chairman of Thayer Capital Partners            --
                                  (merchant bank). From January 1992 to November 1992, he was campaign manager of Bush-Quayle '92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990, he was president of Northwest Airlines Inc., NWA Inc. (holding company of
                                  Northwest Airlines Inc.) and Wings Holdings Inc. (holding
                                  company of NWA Inc.). Prior to 1989, he was employed by the
                                  Marriott Corporation (hotels, restau-

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS                AUGUST 31, 1998**
--------------------------------  -----------------------------------------------------------   -------------------
                                  rants, airline catering and contract feeding), where he
                                  most recently was an executive vice president and president of Marriott Hotels and Resorts. Mr. Malek is also a
                                  director of American Management Systems, Inc. (management
                                  consulting and computer related services), Automatic Data
                                  Processing, Inc., CB Commercial Group, Inc. (real estate
                                  services), Choice Hotels International (hotel and hotel
                                  franchising), FPL Group, Inc. (electric services), Manor
                                  Care, Inc. (health care) and Northwest Airlines Inc. Mr.
                                  Malek is a director or trustee of 31 investment companies
                                  for which Mitchell Hutchins, PaineWebber or their
                                  affiliates serve as investment adviser.

Carl W. Schafer; 62               Director. Mr. Schafer is president of the Atlantic                    --
                                  Foundation (charitable foundation supporting mainly
                                  oceanographic exploration and research). He is a director
                                  of Base Ten Systems, Inc. (software), Roadway Express, Inc.
                                  (trucking), The Guardian Group of Mutual Funds, the
                                  Harding, Loevner Funds, Evans Systems, Inc. (motor fuels,
                                  convenience store and diversified company), Electronic
                                  Clearing House, Inc. (financial transactions processing),
                                  Frontier Oil Corporation and Nutraceutix, Inc.
                                  (biotechnology company). Prior to January 1993, he was
                                  chairman of the Investment Advisory Committee of the Howard
                                  Hughes Medical Institute. Mr. Schafer is a director or
                                  trustee of 31 investment companies for which Mitchell
                                  Hutchins, PaineWebber or their affiliates serve as
                                  investment adviser.

------------

* Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the Fund, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

     The board of directors of the Fund met six times during the fiscal year ended July 31, 1998. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the fiscal year ended July 31, 1998. Each member of the ACR Committee and Sub-Committee attended those meetings.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional compensation aggregating $15,000 annually from the relevant funds. Directors of the Fund who are 'interested persons' as defined in the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The Board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors:

                             COMPENSATION TABLE'D'

                                                                                                      TOTAL
                                                                                   AGGREGATE       COMPENSATION
                                                                                  COMPENSATION       FROM THE
NAME OF                                                                               FROM         FUND AND THE
PERSON, POSITION                                                                   THE FUND*      FUND COMPLEX**
-------------------------------------------------------------------------------   ------------    --------------

Richard Q. Armstrong, Director.................................................      $1,900          $ 94,885
Richard R. Burt, Director......................................................      $1,750          $ 87,085
Meyer Feldberg, Director.......................................................      $2,658          $117,853
George W. Gowen, Director......................................................      $1,750          $101,567
Federic V. Malek, Director.....................................................      $1,900          $ 95,845
Carl W. Schafer, Director......................................................      $1,900          $ 94,885

------------

 'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended July 31, 1998.

** Represents total compensation paid to each director by 29 investment companies for which Mitchell Hutchins or PaineWebber served as investment adviser during the twelve months ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended July 31, 1998, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending July 31, 1999, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young has been the Fund's independent auditors since its inception in October 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mrs. Alexander (about whom information is given previously), are:

          LAWRENCE CHINSKY, age 29, vice president and assistant treasurer of the Fund (appointed September 1998). Mr. Chinsky is an assistant vice president and investment monitoring officer of the mutual fund finance department of Mitchell Hutchins. Prior to August 1997, he was a securities compliance examiner with the Office of Compliance, Inspections and Examinations in the New York Regional Office of the United States Securities and Exchange Commission. Mr. Chinsky is vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment advisor.

          JOHN J. LEE, age 30, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          ANN E. MORAN, age 41, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          DIANNE E. O'DONNELL, age 46, vice president and secretary of the Fund (appointed June 1993). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 31 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          EMIL POLITO, age 37, vice president of the Fund (appointed September
     1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 32 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          VICTORIA E. SCHONFELD, age 47, vice president of the Fund (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 31 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          PAUL H. SCHUBERT, age 35, vice president and treasurer of the Fund (appointed May 1997). Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management L.P. Mr. Schubert is a vice president and treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          BARNEY A. TAGLIALATELA, age 37, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          MARK A. TINCHER, age 42, vice president of the Fund (appointed September 1995). Mr. Tincher is a managing director and chief investment officer -- equities of Mitchell Hutchins. Prior to March 1995, he was a vice president and directed the U.S. funds management and equity research areas of Chase Manhattan Private Bank. Mr. Tincher is a vice president of 13 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

          KEITH A. WELLER, age 37, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 31 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serve as investment adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 (the 'Act') was not timely filed for Mr. Lee. This delayed report did not involve any transactions in shares of the Fund's common stock but related to his election as an officer. The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a).

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 1999 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019. In order to be included in the Fund's proxy materials for that meeting, shareholder proposals must be received by the Fund by June 1, 1999 and must satisfy the other requirements of the federal securities laws.

If the Fund does not receive a shareholder proposal by August 15, 1999, the individuals appointed as proxies will be authorized to vote for or against that proposal in their discretion.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

September 29, 1998

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                 APPENDIX I

                                                                           PROXY
                           GLOBAL SMALL CAP FUND INC.
         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- NOVEMBER 19, 1998

The undersigned hereby appoints as proxies KEITH A. WELLER and STEPHANIE HEMPHILL-JOHNSON and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL SMALL CAP FUND INC.

                             YOUR VOTE IS IMPORTANT
Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                                                                FOR
                                                                                                FOR             ALL          WITH-
                                                                                                ALL     OR     EXCEPT   OR   HOLD
1.    ELECTION OF DIRECTORS                                                                     [ ]             [ ]          [ ]
      (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                     THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER BOX TO
                     RIGHT.)
      Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
      Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen,
      Frederic V. Malek, Carl W. Schafer.



                   Continued and to be signed on reverse side

                                                                                                FOR        AGAINST       ABSTAIN
2.    To ratify the selection of Ernst & Young LLP as the Fund's independent auditors           [ ]          [ ]           [ ]
      for the fiscal year ending July 31, 1999.


      This proxy will not be voted unless it is dated and signed exactly as instructed below.

                          If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: 'ABC
                          Corp., John Doe, Treasurer.'

                                            Sign exactly as name appears hereon.

                           ______________________________________________ (L.S.)

                           ______________________________________________ (L.S.)

                           Date _________________________________________ , 1998



                               STATEMENT OF DIFFERENCES
                               ------------------------

     The dagger symbol shall be expressed as................................ 'D'